Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies

Note 15 – Commitments and Contingencies

Employment Agreements

New CEO

Effective on his hire date of September 30, 2011, as executed on January 9, 2012, the Company entered into a three-year employment agreement with its New CEO. The agreement provides for (a) a salary of $250,000 annually; (b) a bonus opportunity for meeting specified performance standards, to be set within 90 days of the execution of the agreement; and (c) ten-year, non-statutory stock options, not issued pursuant to the 2011 Plan, to purchase 6,900,000 shares of common stock at an exercise price of $0.345 per share, the fair market value of the restricted stock on the January 6, 2012 grant date. Vesting is 10% upon issuance, with the other 90% vesting ratably on a quarterly basis over the three-year term of the employment agreement, plus vested options survive termination of the employment relationship. Any unvested options are subject to accelerated vesting as follow (i) 75% of the granted options not fully vested shall fully vest upon two consecutive quarters of EBITDA profitability; and (ii) up to 100% of the granted stock options may be vested upon the execution of a strategic alliance with a major customer or entity, to be determined solely at the discretion of the Company’s board of directors. In March 2012, the Compensation Committee of the Company’s Board of Directors determined that the New CEO’s options became fully vested effective November 2011 as a result of the execution of a strategic alliance with a major customer. Although the option was not formally granted prior to December 31, 2011, the New CEO had a contractual right to the vested options pursuant to his employment agreement, and, accordingly, the Company has accrued the equity issuance liability of $1,526,970 based on the full value of the option as of December 31, 2011, when the restricted stock was valued at $0.345 per share.

Other

On each of June 21, 2010, December 7, 2007, and September 18, 2008, the Company entered into offers of employment which provide for annual base salaries of $250,000, $200,000 (increased to $225,000 in 2010) and $140,000 with the Company’s former Chief Executive Officer (“former CEO”), former Executive Chairman of the Board of Directors (“Former Chairman”) and Chief Technology Officer (“CTO”), respectively. In addition, the Former CEO and Former Chairman are eligible to earn a bonus of up to 50% of their base salary based upon their respective achievements as determined by the Company's board of directors.  The CTO is eligible to earn a bonus of $5,000 per quarter based upon achievement of goals set by his direct supervisor. Each of the Former CEO and Former Chairman are entitled to 12 months base salary in the event they are terminated “without cause” (as defined in their employment agreements) or “resign for good reason” (as defined in their employment agreements).  On September 29, 2011, the former CEO submitted his resignation as Chief Executive Officer, President and director of the Company, effective as of September 30, 2011. The Former CEO continues to work for the Company in a senior management position.

Operating Lease

The Company leases facilities in Las Vegas, Nevada and Raleigh, North Carolina under non-cancelable operating leases, expiring in 2014 and 2011, respectively. The Raleigh, North Carolina lease now is a month to month lease. In addition, the Company has a month to month lease in San Francisco, California. For the years ended December 31, 2011 and 2010, rent expense was $281,668 and $189,915, respectively and was recorded as part of general and administrative expenses within the statements of operations.

Future minimum payments at December 31, 2011 required under the operating leases are as follows:

Years ending December 31:
2012	$177,323
2013	182,650
2014	188,128
Total	$548,101